UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

Razor Resources Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-51973

(Commission File No.)

N/A

(IRS Employer Identification No.)

8-5-128 Jichexiaoqu, Chanchun, Jilin, China

(Address of principal execute offices, including zip code)

(949) 419-6588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)	Previous Independent Registered Public Accounting Firm

(i) On July 30, 2013, the Public Company Accounting Oversight Board (“PCAOB”) issued an order to revoke the registration of Stan J.H. Lee, CPA, our independent registered public accounting firm.

(ii) The reports of Stan J.H. Lee, CPA, on the Company's financial statements as of and for the years ended April 30, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. Stan J.H. Lee, CPA’s audit report of the Company’s financial statements for the years ended April 30, 2013 and 2012 included language expressing substantial doubt as to the Company’s ability to continue as a going concern.

(iii) Inasmuch as we do not have an Audit Committee, our Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv) During the years ended April 30, 2013 and 2012 and through July 30, 2013, there have been no disagreements with Stan J.H. Lee, CPA , on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stan J.H. Lee, CPA, would have caused it to make reference thereto in connection with its report on the financial statements for such years.

(v) During the year ended April 30, 2013 and through July 30, 2013, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Stan J.H. Lee, CPA with a copy of this Form 8-K/A and requested from Stan J.H. Lee, CPA, a letter addressed to the Securities and Exchange Commission indicating whether or not Stan J.H. Lee, CPA agrees with such disclosures. A copy of Stan J.H. Lee, CPA letter dated November 13, 2013 is attached as Exhibit 16.1 to this Form 8-K/A.

(b) Engagement of New Independent Registered Public Accounting Firm

On October 5, 2013 (the “Engagement Date”), the Company engaged Kenne Ruan, CPA, P.C., as its independent registered public accounting firm for the Company’s Quarterly Filing for October 31, 2013 and will remain as its independent auditor for future filings. The engagement of Kenne Ruan, CPA, P.C. as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors, which performs the function of the audit committee.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Kenne Ruan, CPA, P.C. regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Kenne Ruan, CPA, P.C. & concluded was an important factor to be considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Razor Resources Inc.

By: /s/ Meng Hao

Meng Hao

Chief Executive Officer

Date~~:~~ November 17, 2013